Piper Jaffray Financial Institutions Conference May 16, 2017 Robert Cozzone – Chief Financial Officer and Treasurer Exhibit 99.1

(2) Who We Are • Main Sub: Rockland Trust • Market: Eastern Massachusetts • Loans: $6.1 B • Deposits: $6.5 B • $AUA: $3.0 B • Market Cap: $1.7 B • NASDAQ: INDB

(3) Key Messages • Lengthy track record of consistent, solid performance • Robust loan and core deposit activity • Growing fee revenue sources, esp. Investment Mgmt. • Expanding footprint in growth markets • Tangible book value steadily growing * • Steadily improving operating efficiency • Disciplined risk management culture • Proven integrator of acquired banks • Deep, experienced management team * See appendix A for reconciliation

(4) Expanding Company Footprint Rank 2016 1 23.5% 39% Rank 2016 5 4.9% 18% Rank 2016 3 12.3% 14% Rank 2016 6 7.9% 12% Rank 2016 19 1.2% 10% Rank 2016 17 0.3% 4% Rank 2016 2 19.7% 2% Rank 2016 31 0.3% 1% Suffolk County Bristol County Worcester County Dukes County (MV) Middlesex County Norfolk County % of INDB Dep.Share Barnstable County (Cape Cod) Market Plymouth County Source: SNL Financial; Deposit/Market Share data as of October 20, 2016. *Pro forma for Island Bancorp, Inc. acquisition *

(5) Recent Accomplishments • Four consecutive years of record earnings • Finalized acquisition of Island Bancorp, Inc. of Martha’s Vineyard • Finalized acquisition of New England Bancorp, Inc. of Cape Cod • Capitalizing on expansion moves in vibrant Greater Boston market • Growth initiatives – new commercial products, new and revitalized branches, expanded digital offerings, lending staff adds • Strong household growth rate • Consistently high rankings in third party surveys

(6) $59.9 $71.7 $80.4 $21.1 2014 2015 2016 1Q17 Operating Earnings ($ Mil.)** Strong Fundamentals Driving Performance +16% CAGR Diluted EPS $2.49 $2.50 $2.90 $0.76 • Robust customer activity • Core deposits up to 90% • Fee revenues rising • Low funding costs • Low credit loss rates • TBV steadily growing* • Solid returns • Accretive Acquisitions Diluted EPS $2.50 $2.76 $3.04 $0.78 * See appendix A for reconciliation * *See appendix B for reconciliation $59.8 $65.0 $76.6 $20.7 2014 2015 2016 1Q17 Net Income ($ Mil.) +13% CAGR

(7) Vibrant Commercial Lending Franchise TOTAL LOANS $6.1 B AVG. YIELD: 3.99% 1Q 2017 Comm'l 72% Resi Mtg 11% Home Eq 17% • Long-term CRE/ C&I lender • Increased small business focus • Strong name recognition in local markets • Expanded market presence • Experienced, knowledgeable lenders • Growing in sophistication and capacity • Commercial banker development program • Disciplined underwriting

(8) Commercial Real Estate Diversification *Includes 1-4 Family, Multifamily, Condos and Approved Land Residential-Related* 30.6% Commercial Buildings 18.9% Office Buildings 11.4% Industrial / Warehouse 8.6% Hotels / Motels 8.6% Strip Malls 3.9% All Other 18.0% Total Commercial Real Estate Portfolio by Property Type Balance $3.4B as of 3/31/17

(9) C&I Diversification Real Estate and Rental and Leasing 16.6% Retail Trade 21.3%Construction 10.1% Wholesale Trade 12.4% Manufacturing 9.6% Finance and Insurance 7.9% Health Care and Social Assistance 5.3% All Other (12 Sectors) 16.8% C&I Loan Portfolio Composition Balance $881.3M as of 3/31/17

(10) Low Cost Deposit Base Demand Deposits 32% Money Market 20% Savings/Now 38% CDs 10% TOTAL DEPOSITS $6.5 B AVG. COST: 0.18% 1Q 2017 • Sizable demand deposit component • Valuable source of liquidity • Relationship-based approach • Excellent household growth • Expanded digital access • Growing commercial base • Reducing higher cost deposits CORE DEPOSITS: 90%

# Investment Management : Transformed Into High Growth Business



AUAs
($ Mil.)
+273%
816
1,651
2,919
3,040
2006
2011
2016
1Q17



Revenues
($ Mil.)
+257%
6.1
13.5
21.8
5.6
2006
2011
2016
1Q17

- Successful business model
- Growing source of fee revenues
- Strong feeder business from Bank

- Expanding investment center locations
- Cross-sell opportunity in acquired bank markets
- Adding experienced professionals

INDEPENDENT BANK CORP.

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(12) Well-Positioned for Rising Rates: Prudent Balance Sheet Management -15% -10% -5% 0% 5% 10% 15% 20% 25% Year 0 Year 1 Year 2 % In cr ease o n N et In te re st In co m e Interest Rate Sensitivity Down 100 Up 200 Up 400 Flat Up 200

(13) Asset Quality: Well Managed $27.5 $27.7 $57.4 $55.1 2014 2015 2016 1Q17 NPLs ($ Mil.) NPL/Loan % 0.55% 0.50% 0.96% 0.91% Peers 0.64%* * Source: FFIEC Peer Group 2; $3-10 Billion in Assets, December 31, 2016 Incl. 90 days + overdue $8.5 $0.8 $0.3 ($0.2) 2014 2015 2016 1Q17 Net Chargeoffs ($ Mil.) customer fraud Loss Rate 18bp 1bp 1bp -1bp Peers 12bp*

(14) Strong Capital Position (period end) $19.18 $21.29 $23.45 $23.92 2014 2015 2016 1Q17 Tangible Book Value* +25% * See appendix A for reconciliation $26.69 $29.40 $32.02 $32.44 2014 2015 2016 1Q17 Book Value Per Share +22% • Strong internal capital generation • No storehousing of excess capital • No external equity raising • No dividend cuts

(15) Attentive to Shareholder Returns $0.96 $1.04 $1.16 $0.32 2014 2015 2016 1Q17 Cash Dividends Declared Per Share

(16) Sustaining Business Momentum Business Line • Expand Market Presence/Recruit Seasoned Lenders • Grow Client Base • Expand Specialty Products, e.g. ABL, Leasing • Lender Development Programs Commercial • Continue to Drive Household Growth • Expand Digital Offerings • Optimize Branch Network Retail Delivery • Capitalize on Strong Market Demographics • Continue Strong Branch/Commercial Referrals • Expand COI Relationships Investment Management • Continue Aggressive H.E. Marketing • Scalable Resi Mortgage Origination Platform Consumer Lending Focal Points

(17) Expanded Presence in Vibrant Greater Boston Long-Term Commercial Lender in Greater Boston Central Bancorp $357MM Deposits 10 Branches – Nov. 2012 Investment Management and Commercial Lending Center October 2013 Peoples Federal Bancshares $432MM Deposits 8 Branches – Feb. 2015

# Island Bancorp Acquisition
# Edgartown National Bank

- Profitable, well-managed community bank
- Provides first retail presence on M.V.
- Excellent complement to growing Cape Cod presence
- Financially attractive
  - $0.03 - $0.04 EPS accretion expected in 2018
  - Neutral to TBV
- Modest, low-risk deal
  - Asset size: ~$200 MM
  - Transaction value: $29 MM
- Closed in May '17

INDB: A Proven Integrator

INDEPENDENT BANK CORP.

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(19) Building Franchise Value Disciplined Acquisitions Deal Value: $84.5MM 2% Core Dep. Premium* Benjamin Franklin Bancorp Apr ‘09 $994mm Assets $701mm Deposits 11 Branches Deal Value: $52.0MM 8% Core Dep. Premium* Central Bancorp Nov ‘12 $537mm Assets $357mm Deposits 10 Branches Deal Value: $40.3MM 8% Core Dep. Premium* Mayflower Bancorp Nov’13 $243mm Assets $219mm Deposits 8 Branches $276 mm Assets $176mm Deposits Net 1 Branch Deal Value: $41.7MM 12% Core Dep. Premium* All Acquisitions Immediately Accretive *Incl. CDs <$100k Deal metrics based on closing price and actual acquired assets New England Bancorp Nov ‘16 Deal Value: $102.2 MM 17% Core Dep. Premium* Slade’s Ferry Bancorp Mar ‘08 $630mm Assets $411mm Deposits 9 Branches Peoples Federal Bancshares Feb ’15 $640 mm Assets $432mm Deposits 8 Branches Deal Value: $141.8MM 10% Core Dep. Premium* Island Bancorp May ‘17 $194 mm Assets $171mm Deposits Net 4 Branches Deal Value: $29MM 9% Core Dep. Premium*

(20) Major Opportunities in Acquired Bank Markets: Capitalizing on Rockland Trust Brand Investment Management Commercial Banking Retail/ Consumer • $3.0 billion AUA • Wealth/Institutional • Strong referral network • Sophisticated products • Expanded capacity • In depth market knowledge • Award winning customer service • Electronic/mobile banking • Competitive home equity products Acquired Bank Customer Bases

(21) Optimizing Retail Delivery Network In the past twelve months we have: • Utilized specialized analytics software/location model • Shifted branch distribution • Closed/consolidated 1 • Opened 1 • Redesigned 4 • Transitioned to instant-issue debit cards • Introduced SecurLOCK feature , allowing customers to manage the security of their debit card(turn off/on, alerts, etc.) • Implemented Apple, Android and Samsung Pay • Allowed for electronic scans of customer identification • Enabled EMV compatible ATMs • Converted all debit cards to EMV ready

(22) INDB Investment Merits • High quality franchise in attractive markets • Strong organic business volumes • Growing brand recognition • Operating platform that can be leveraged further • Capitalizing on in-market consolidation opportunities • Diligent stewards of shareholder capital • Grounded management team • Positioned to grow, build, and acquire to drive long-term value creation

(23) Appendix A

(24) Appendix B

(25) NASDAQ Ticker: INDB www.rocklandtrust.com Robert Cozzone – CFO & Treasurer Shareholder Relations: (781) 982-6737 Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.